UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3642 E. US Highway 70

Claremont, North Carolina 28610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 459-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On February 5, 2025, CommScope Holding Company, Inc. (the “Company” or “CommScope”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with respect to the disposition of its Outdoor Wireless Networks business segment (the “OWN Business”) as well as the Distributed Antenna Systems business unit of its Networking, Intelligent Cellular & Security Solutions segment (the “DAS Business”) pursuant to the Purchase Agreement (the “Purchase Agreement”), dated as of July 18, 2024 by and between the Company and Amphenol Corporation referred to therein and below. This Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original Form 8-K in its entirety to correct a typographical error with respect to certain disclaimer language.

Item 9.01. Financial Statements and Exhibits.

(b) Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial statements of CommScope reflecting the disposition of the OWN Business and the DAS Business pursuant to the Purchase Agreement, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024;
•
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024 and the years ended December 31, 2024, 2022 and 2021; and
•
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits

99.1 CommScope Holding Company , Inc. Unaudited Pro Forma Condensed Consolidated Financial Information

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: February 10, 2025
	By:	/s/ Kyle D. Lorentzen
	Name:	Kyle D. Lorentzen
	Title:	Executive Vice President and Chief Financial Officer